Deutsche Bank AG New York 60 Wall Street New York, NY 10005 Telephone: 212-250-5977 Facsimilie: 212-797-8826

Deutsche Bank Aktiengesellschaft

To:	HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for PHH Alternative Mortgage Trust, Series 2007-2
Attn:	Corporate Trust & Loan Agency/PHHAM 2007-2
Fax No:	212-525-1300
From:	DEUTSCHE BANK AG, NEW YORK BRANCH
Reference:	Global No. N599699N
Date:	April 26, 2007

Swap Transaction Confirmation

1.

The purpose of this letter agreement (“Confirmation”) is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the “Transaction”) between Deutsche Bank AG, New York Branch (“DBAG”) and HSBC Bank USA, National Association, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for PHH Alternative Mortgage Trust, Series 2007-2 (“Counterparty”) created under the Pooling and Servicing Agreement for PHH Alternative Mortgage Trust, Series 2007-2 dated as of April 1, 2007 among Deutsche Alt-A Securities, Inc., as depositor, Wells Fargo Bank, N.A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee (the “Pooling and Servicing Agreement”).

The definitions and provisions contained in the 2000 ISDA Definitions (the “2000 Definitions”), as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated into this Confirmation.  In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction.  References herein to a “Transaction” shall be deemed to be references to a “Swap Transaction” for the purposes of the 2000 Definitions.  Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned thereto in the Agreement.  Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement.

Chairman of the Supervisory Board: Clemens Börsig Management Board: Josef Ackermann (Chairman), Hugo Banziger, Tessen von Heydebreck, Anthony Di Iorio, Hermann-Josef Lamberti

2.

This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to with this Confirmation relates.  This Confirmation supplements, forms part of, and  is subject to the terms and conditions of the ISDA Master Agreement dated as of April 26, 2007, between each of DBAG and Counterparty (the “Agreement”). Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement.

3.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

General Terms
Type of Transaction:	Rate Swap
Notional Amount:

With respect to any Calculation Period (i) the lesser of the amount set forth for such period on Schedule I attached and (ii) the aggregate class certificate principal balance of the Group I Senior and Group I Mezzanine certificates as of the immediately prior Distribution Date (after giving effect to distributions on such Certificates on such Distribution Date).

Trade Date:	April 12, 2007
Effective Date:	April 26, 2007
Termination Date:	April 25, 2014, subject to adjustment in accordance with the Following Business Day Convention.
Fixed Amounts:
Fixed Rate Payer:	Counterparty
Fixed Rate:	5.09%
Fixed Rate Payer Period End Dates:	The 25th calendar day of each month during the Term of this Transaction, commencing May 25, 2007, and ending on May 25, 2014 with No Adjustments.

Fixed Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing May 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Fixed Rate Payer Payment Date shall be one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Amount:	Notional Amount * Fixed Rate * Fixed Rate Day Count Fraction
Fixed Rate Day Count Fraction:	30/360
Floating Amounts:
Floating Rate Payer:	DBAG
Floating Rate Payer Period End Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing May 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:

The 25th calendar day of each month during the Term of this Transaction, commencing May 25, 2007, and ending on the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.  Early Payment shall be applicable. The Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA
Floating Amount:	Notional Amount * Floating Rate Option * Floating Rate Day Count Fraction
Designated Maturity:	One month
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period
Compounding:	Inapplicable
Additional Terms:
Additional Payments:	Counterparty shall pay DBAG USD 662,000 on April 26, 2007.
Business Days:	New York
Calculation Agent:	DBAG
Account Details and Settlement Information:	Payments to DBAG: Deutsche Bank Trust Company – Americas, New York SWIFT Code: BKTRUS33 Favor of: Deutsche Bank AG, New York Acct. # 01 473 969 Reference: N599699N
Payments to Counterparty: Wells Fargo Bank, NA ABA# 121000248 Account Name: SAS Clearing Account # 3970771416 FFC to: PHHAM 2007-2, Certificate Swap Account # 53143201

Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile to:

Attention: Derivative Documentation

Telephone: 44 20 7547 4755

Facsimile: 44 20 7545 9761

E-mail:derivative.documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

For and on behalf of DEUTSCHE BANK AG, NEW YORK BRANCH (RMBS Derivatives Desk)

For and on behalf of

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for PHH Alternative Mortgage Trust, Series 2007-2

/s/ Cloris Eng Name: Cloris Eng Title: AVP Date: 4/26/07	/s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President Date: 4/26/07
/s/ Vivian L. Jackson Name: Vivian L. Jackson Title: VP Date: 4/26/07

SCHEDULE I

(With respect to each Fixed Rate Payer Period End Date, all such dates are with No Adjustment, and with respect to each Floating Rate Payer Period End Date, all such dates are subject to adjustment in accordance with the Following Business Day Convention)

From and including:	To but excluding:	Notional Amount (USD):

26-Apr-07	25-May-07	305,677,000.00
25-May-07	25-Jun-07	301,422,265.00
25-Jun-07	25-Jul-07	296,782,301.00
25-Jul-07	25-Aug-07	291,768,859.00
25-Aug-07	25-Sep-07	286,394,888.00
25-Sep-07	25-Oct-07	280,676,019.00
25-Oct-07	25-Nov-07	274,628,251.00
25-Nov-07	25-Dec-07	268,269,053.00
25-Dec-07	25-Jan-08	261,617,298.00
25-Jan-08	25-Feb-08	254,787,357.00
25-Feb-08	25-Mar-08	247,800,367.00
25-Mar-08	25-Apr-08	240,834,916.00
25-Apr-08	25-May-08	234,064,511.00
25-May-08	25-Jun-08	227,483,663.00
25-Jun-08	25-Jul-08	221,087,039.00
25-Jul-08	25-Aug-08	214,869,455.00
25-Aug-08	25-Sep-08	208,825,876.00
25-Sep-08	25-Oct-08	202,951,408.00
25-Oct-08	25-Nov-08	197,241,295.00
25-Nov-08	25-Dec-08	191,690,917.00
25-Dec-08	25-Jan-09	186,295,782.00
25-Jan-09	25-Feb-09	181,051,527.00
25-Feb-09	25-Mar-09	175,953,913.00
25-Mar-09	25-Apr-09	170,998,818.00
25-Apr-09	25-May-09	166,182,239.00
25-May-09	25-Jun-09	161,500,284.00
25-Jun-09	25-Jul-09	156,949,173.00
25-Jul-09	25-Aug-09	152,525,230.00
25-Aug-09	25-Sep-09	148,224,886.00
25-Sep-09	25-Oct-09	144,044,670.00
25-Oct-09	25-Nov-09	139,981,211.00
25-Nov-09	25-Dec-09	136,031,230.00
25-Dec-09	25-Jan-10	132,191,545.00
25-Jan-10	25-Feb-10	128,459,061.00
25-Feb-10	25-Mar-10	124,830,770.00
25-Mar-10	25-Apr-10	121,303,769.00
25-Apr-10	25-May-10	117,875,197.00
25-May-10	25-Jun-10	115,003,811.00
25-Jun-10	25-Jul-10	111,763,897.00
25-Jul-10	25-Aug-10	108,614,363.00
25-Aug-10	25-Sep-10	105,552,677.00
25-Sep-10	25-Oct-10	102,576,377.00
25-Oct-10	25-Nov-10	99,683,070.00
25-Nov-10	25-Dec-10	96,870,431.00
25-Dec-10	25-Jan-11	94,136,202.00
25-Jan-11	25-Feb-11	91,478,185.00
25-Feb-11	25-Mar-11	88,894,247.00
25-Mar-11	25-Apr-11	86,382,313.00
25-Apr-11	25-May-11	83,940,368.00
25-May-11	25-Jun-11	81,566,454.00
25-Jun-11	25-Jul-11	79,258,665.00
25-Jul-11	25-Aug-11	77,015,152.00
25-Aug-11	25-Sep-11	74,834,117.00
25-Sep-11	25-Oct-11	72,713,661.00
25-Oct-11	25-Nov-11	70,652,245.00
25-Nov-11	25-Dec-11	68,648,216.00
25-Dec-11	25-Jan-12	66,699,971.00
25-Jan-12	25-Feb-12	64,805,950.00
25-Feb-12	25-Mar-12	62,964,637.00
25-Mar-12	25-Apr-12	61,174,732.00
25-Apr-12	25-May-12	59,434,621.00
25-May-12	25-Jun-12	57,742,911.00
25-Jun-12	25-Jul-12	56,098,251.00
25-Jul-12	25-Aug-12	54,499,327.00
25-Aug-12	25-Sep-12	52,944,861.00
25-Sep-12	25-Oct-12	51,433,613.00
25-Oct-12	25-Nov-12	49,964,375.00
25-Nov-12	25-Dec-12	48,535,974.00
25-Dec-12	25-Jan-13	47,147,272.00
25-Jan-13	25-Feb-13	45,797,160.00
25-Feb-13	25-Mar-13	44,484,562.00
25-Mar-13	25-Apr-13	43,208,430.00
25-Apr-13	25-May-13	41,967,749.00
25-May-13	25-Jun-13	40,761,528.00
25-Jun-13	25-Jul-13	39,588,808.00
25-Jul-13	25-Aug-13	38,448,654.00
25-Aug-13	25-Sep-13	37,340,158.00
25-Sep-13	25-Oct-13	36,262,438.00
25-Oct-13	25-Nov-13	35,214,636.00
25-Nov-13	25-Dec-13	34,195,918.00
25-Dec-13	25-Jan-14	33,205,474.00
25-Jan-14	25-Feb-14	32,242,517.00
25-Feb-14	25-Mar-14	31,305,855.00
25-Mar-14	25-Apr-14	30,395,218.00